                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned directors and/or officers of Dana Corporation hereby constitute and appoint William J. Carroll, Robert C. Richter, Richard J. Westerheide, Michael L. DeBacker and M. Jean Hardman, and each of them, severally, their true and lawful attorneys-in-fact with full power for and on their behalf to execute the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including any and all amendments thereto, in their names, places and stead in their capacity as directors and/or officers of the Corporation, and to file the same with the Securities and Exchange Commission on behalf of the Corporation under the Securities Exchange Act of 1934, as amended.

         This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with the Corporation.

         In witness whereof, the undersigned have executed this instrument on December 9, 2003.

/s/ B. F. Bailar                                             /s/ R. B. Priory
----------------                                             ----------------
B. F. Bailar                                                 R. B. Priory

/s/ A. C. Baillie                                            /s/ F. M. Senderos
-----------------                                            ------------------
A. C. Baillie                                                F. M. Senderos

/s/ E. M. Carpenter                                          /s/ W. J. Carroll
-------------------                                          -----------------
E. M. Carpenter                                              W. J. Carroll

/s/ E. Clark                                                 /s/ M. L. DeBacker
------------                                                 ------------------
E. Clark                                                     M. L. DeBacker

/s/ C. W. Grise                                              /s/ M. J. Hardman
---------------                                              -----------------
C. W. Grise                                                  M. J. Hardman

/s/ G. H. Hiner                                              /s/ R. C. Richter
---------------                                              -----------------
G. H. Hiner                                                  R. C. Richter

/s/ J. P. Kelly                                              /s/ R. J. Westerheide
---------------                                              ---------------------
J. P. Kelly                                                  R. J. Westerheide

/s/ M. R. Marks
---------------
M. R. Marks